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Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2002, included in Cap Rock Energy Corporation's Form 10-K for the period ended December 31, 2001, and to all references to our firm included in this Registration Statement.

                                          By:  /s/ Arthur Andersen LLP
                                             --------------------------------
                                          Arthur Andersen LLP
                                          Dallas, Texas
                                          May 17 2002